Prospectus Supplement                                             84212  6/02
dated June 17, 2002 to:
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Putnam Municipal Income Fund (the "fund")
Prospectuses dated July 30, 2001

The second paragraph and subsequent table under the heading "Who manages the fund?" are replaced with the following:

Putnam Management's Tax Exempt Fixed-Income Team has primary responsibility, and its members have joint responsibility, for the day-to-day management of the fund's portfolio.



PUTNAM INVESTMENTS

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